SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): March 15, 2004



                                 FTS GROUP, INC.
             (Exact name of registrant as specified in its charter)


   NEVADA                        0-24829                 84-1416864
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(State  or  Other                 (Commission        (IRS  Employer
Jurisdiction  of                 File  Number)         Identification
 Incorporation)                                  No.)

                             1049c Oxford Valley Rd.
                         Levittown, Pennsylvania  19057
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (215) 943-9979



ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On March 15, 2004, FTS Group, Inc. (the "Company") dismissed its principal independent accountant, Stark Winter Schenkein & Co., LLP. Stark Winter Schenkein & Co., LLP.'s report on the Company's financial statements did not contain any adverse opinion or disclaimer of opinion for either of the past two fiscal years.

On the same date, the Company engaged R.E. Bassie & Co. as its principal independent accountant. R.E. Bassie & Co. will audit the Company's financial statements for the fiscal year ended December 31, 2003. The Company's decision to change auditors was recommended and approved by the Company's board of directors.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FTS  GROUP,  INC.
                                       (Registrant)



Date:  MARCH 31,  2004                 /s/  Scott  Gallagher
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                                       Name:  Scott  Gallagher
                                       Title:  Chief  Executive  Officer